UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              ---------------------

                                   FORM 8 - K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 8, 2000
                                ----------------
                                (Date of Report)


                             AREMISSOFT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      STATE OF DELAWARE                 7372                  68-0413929
 ----------------------------      --------------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)


                216 Haddon Avenue, Suite 607, Westmont, NJ 08108
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 869-0770


                200 Central Park South, #23-A, New York, NY 10019
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     During its public conference call on December 7, 2000, AremisSoft Corporation (the "Company") made certain clarifications which have been included in the following information concerning the Company's business outlook for the year 2001:


Business Outlook for Fiscal Year 2001
-------------------------------------

Revenue growth                                        58 - 62%
Software licenses (percent of revenue)                51 - 53%
Maintenance and services (percent of revenue)         42 - 44%
Hardware and other (percent of revenue)                5 -  6%
Gross profit (percent of revenue)                     75 - 76%
Sales and marketing (percent of revenue)              30 - 31%
Research and development (percent of revenue)          7 -  8%
General and administrative (percent of revenue)       11 - 12%
"Pro forma" operating income (percent of              25 - 26%
revenue)
Interest income ($ millions)                        $1.3 - $1.4m
Shares/year (average for full year)                  18,400,000
Expected percentage of revenue:
        1st quarter                                   18 - 19%
        2nd quarter                                   23 - 24%
        3rd quarter                                   27 - 28%
        4th quarter                                   30 - 31%
Expected "pro forma" operating margins:
        1st quarter                                 16.5 - 17.5%
        2nd quarter                                 24.5 - 25.5%
        3rd quarter                                 28.0 - 29.0%
        4th quarter                                 28.5 - 29.5%

Assume an effective tax rate of 20%


     All "pro forma"  information in the foregoing  table,  including  operating income and  expected  operating  margins,  excludes  amortization  of  goodwill,
purchased   intangible   assets  and  transition   charges   related  to  recent
acquisitions.

     Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements included in this Report under the "Business Outlook for Fiscal Year 2001" are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's most recent annual report on Form 10-K and the final prospectus on Form S-3, SEC File No. 333-31768, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. The Company undertakes no obligation to publicly update or correct these forward looking statements, whether as a result of new information, future events or otherwise.


                                         Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 8, 2000                      AREMISSOFT CORPORATION



                                     By: /s/ ROYS POYIADJIS
                                             -----------------------------------
                                             Roys Poyiadjis
                                             Chief Executive Officer & President